INVENTORIES	12 Months Ended
Dec. 31, 2018
Inventories Abstract
INVENTORIES
IN MILLIONS OF USD	31.12.2018	31.12.2017
Purchased inventories at cost	198.4	192.4
Inventory allowance	(7.7)	(6.4)
Total	190.7	186.0

CASH FLOWS USED FOR INCREASE / FROM DECREASE IN INVENTORIES

IN MILLIONS OF USD	2018	2017	2016
Balance at January 1	192.4	171.7	155.4
Balance at December 31	198.4	192.4	171.7
Gross change - at cost	(6.0)	(20.7)	(16.3)
Utilization of allowances (in 2016: other cash flow effects)	(1.4)	(8.9)	0.5
Currency translation adjustments	(4.6)	2.7	1.6
Cash Flow – (Increase) /decrease in inventories	(12.0)	(26.9)	(14.2)

Cost of sales includes inventories written down to net realizable value and inventory losses of USD 6.8 (2017: USD 8.5) million.